UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2020 ( May 13, 2020 )

ENVESTNET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 East Wacker Drive, Suite 2400	Chicago,	Illinois	60601
(Address of principal executive offices)			(Zip Code)

(312) 827-2800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
At the 2020 Annual Meeting of Shareholders of Envestnet, Inc. (the “Company”) held on May 13, 2020, the Company’s shareholders voted on (1) the election of one Class III director nominated by the Board of Directors to serve until the 2022 Annual Meeting of Shareholders and the election of three Class II directors nominated by the Board of Directors to serve until the 2023 Annual Meeting of Shareholders or, in each case, until his successor is duly elected and qualified or until his earlier resignation, removal, death or incapacity; (2) the approval, on an advisory basis, of 2019 executive compensation; and (3) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
The tables below set forth the voting results.
PROPOSAL 1
Election of Director to serve until the 2022 Annual Meeting of Shareholders.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
William Crager	44,818,886	72,917	3,105,405
Election of Directors to serve until the 2023 Annual Meeting of Shareholders.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Luis Aguilar	43,743,300	1,148,503	3,105,405
Ross Chapin	43,549,491	1,342,312	3,105,405
James Fox	43,907,739	984,064	3,105,405
PROPOSAL 2
The approval, on an advisory basis, of 2019 executive compensation.

SHARES
For:	43,765,536
Against:	1,072,128
Abstain:	54,139
Broker Non-Votes:	3,105,405
PROPOSAL 3
The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

SHARES
For:	47,892,090
Against:	50,525
Abstain:	54,593
Broker Non-Votes:	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 14, 2020

ENVESTNET, INC.

By:	/s/ Shelly O'Brien
Name:	Shelly O'Brien
Title:	Chief Legal Officer, General Counsel and Corporate Secretary

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